                                                                   EXHIBIT 10.13

[BUILDING TO BE CONSTRUCTED]

                                                             822 Packer Way
                                                        ------------------------

                                                           21,600 square feet
                                                        ------------------------

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between CROW SPARKS ASSOCIATES TWO hereinafter referred to as "Landlord", and DAMON DISTRIBUTING CO, a Nevada Corporation hereinafter referred to as "Tenant";

                               W I T N E S S T H

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Washoe, State of Nevada, more particularly described on Exhibit "A" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises said real property, building and improvements being hereinafter referred to as the "premises").

     TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending 60 months thereafter, provided, however, that, in the event the "commencement date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date".

     The "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference. Landlord shall notify Tenant in writing as soon as Landlord deems said buildings and other improvements to be completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said buildings and other improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in this lease. After such "commencement date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

     2. Base Rent and Security Deposit.

     A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of See Paragraph 26 attached hereto and made a part hereof Dollars ($-------------) per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of THREE THOUSAND EIGHT HUNDRED EIGHTY EIGHT & No/100 Dollars ($*3,888.00*), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

     3. Use. The demised premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits.

     4. Taxes.

     A. Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "taxes") lawfully levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building; provided, however, that the maximum amount of taxes to be paid by Landlord hereunder during any one real estate tax year shall be those of 1982 - 1983. If in any real estate tax year during the term hereof or any renewal or extension the taxes levied or assessed against the building and the grounds, parking areas, driveways and alleys around the building during such tax year shall exceed the sum set forth in the preceding sentence, Tenant shall pay to Landlord as additional rental, upon demand, the amount of such excess. In the event any such amount is not paid within twenty (20) days after the date of Landlord's invoice to Tenant, the unpaid amount shall bear interest at the rate of ten percent (10%) per annum from the date of such invoice until payment by Tenant.

     B. In the event the premises constitute a portion of a multiple occupancy building, Tenant agrees to pay to Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share" of the excess taxes referred to in Paragraph A above. Tenant's "proportionate share", as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building.

     C. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

     D. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's "proportionate share" (as defined in subparagraph 4(B) above) of the cost of such service.

     E. Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. Landlord's Repairs. Landlord shall at his expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entrys. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

     6. Tenant's Repairs.

     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

     C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations, as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. Further, in multiple occupancy buildings, Landlord reserves the right to perform the paving and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4(B) above) of the cost and expense of the care for the grounds around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion; and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

     D. In the event the premises constitute a portion of a multiple occupancy building, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained in the premises, and the denominator of which is the entire space occupied by rail users in the building.

     E. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) with thirty (30) days of the date Tenant takes possession of the premises.

     7. Alterations. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetration) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; provided, however, that if Landlord so elects prior to termination of this lease or upon earlier vacating of the premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

     8. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation and/or removal.

     9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     10. Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

     11. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     12. Fire and Casualty Damage.

     A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D) and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control. If during the second full lease year after the commencement date of this lease, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining such insurance shall exceed Landlord's cost of maintaining such insurance for the first full lease year of the term hereof, Tenant agrees to pay to Landlord as additional rental, the amount of such excess (or in the event the premises constitute a portion of a multiple occupancy building. Tenant's full proportionate share [as defined in subparagraph 4(B) above] of such excess). Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this lease bears to a full year.

     B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     F. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of the Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or cause by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with:
(i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $300,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     14. Condemnation.
     A. If the whole or any substantial part of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The proceeding provisions of this paragraph 15 shall not be construed as Landlord's consent for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

          (a) Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

          (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

          (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or status of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

          (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

          (e) Tenant shall desert or vacate any substantial portion of the premises.

          (f) Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 17).

     18. Remedies. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

          (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

          (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of the Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees so incurred.

     19. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph
19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable to Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

  20. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

     21. Landlord's Default. In the event Landlord should become in default in any payments due on any such mortgage described in Paragraph 20 hereof or in the payment of taxes or any other items which might become a lien upon the premises and which Tenant is not obligated to pay under the terms and provisions of this lease, Tenant is authorized and empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 21 unless the item paid shall be superior to Tenant's interest hereunder. In the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     22. MECHANIC'S LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall allect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

     23. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

     (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow, set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

         LANDLORD:                                         TENANT:

CROW SPARKS ASSOCIATES TWO                       DAMON DISTRIBUTING CO.
----------------------------                     -----------------------
TRAMMELL CROW COMPANY                            822 Packer Way
----------------------------                     -----------------------
2180 Sand Hill Road, Ste 100                     Sparks, NV  89431
----------------------------                     -----------------------
Menlo Park, CA  94025
----------------------------

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to
Landlord: if and when included, within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     24. MISCELLANEOUS.

     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, Tenant shall pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under the Paragraph 24(F).

     G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     25. ADDITIONAL PROVISIONS.
         See Additional Paragraphs 26-28 attached hereto and made a part hereof.

     EXECUTED BY LANDLORD, this 21 day of December, 1982.

                                             CROW SPARKS ASSOCIATES TWO
Attest/Witness                               ----------------------------------

/s/ D.L. Christian                           By: /s/ Dennis E. Singleton
-----------------------------------          ----------------------------------
                                                     Dennis E. Singleton

Title:                                       Title: Partner
                                             ----------------------------------


EXECUTED BY TENANT, this 3rd day of December, 1982.


                                             DAMON DISTRIBUTING CO.
Attest/Witness                               ----------------------------------

/s/ Jody Paul                                By: [ILLEGIBLE SIGNATURE]
-----------------------------------          ----------------------------------
Title: Admin. Assistant                      Title: President
-----------------------------------          ----------------------------------

                                            LANDLORD: CROW SPARKS ASSOCIATES TWO

                                             TENANT:  DAMON DISTRIBUTING CO.


ADDITIONAL PROVISIONS:

Paragraph 26. Rental

The monthly rental for this facility shall be as follows:

     Months  1 - 30      $3,888.00 per month
     Months 31 - 60      $3,888.00 + CPI per month

     Rental in months 31 - 60 shall be the base rental of $3,888.00 per month, adjusted by any increase in the Consumer Price Index, as determined by the U.S. Bureau of Labor Statistics for U.S. City Average for all Urban Consumers over the first thirty (30) months of the lease. In no event will the monthly rental be less than $3,888.00.


Paragraph 27. Financial Statements

If Tenant is, or ever has been, in default of any terms or conditions of this Lease Agreement, Tenant agrees to provide Landlord during this lease term, or any extension thereof, upon written request, the most current set of financial statements for Damon Distributing Co.


Paragraph 28. Renewal Option

Tenant shall have the right to renew for an additional five year period with the initial renewal rental to be the rental during the previous two years adjusted by any increase in the Consumer Price Index, as determined by the U.S. Bureau of Labor Statistics for U.S. City Average for all Urban Consumers over the previous two year term. In any event, monthly rental will be no less than rental for the previous two year term. Rental payments for months 31 - 60 of the renewal period will be adjusted in the same manner as months 31 - 60 of the initial term. Tenant shall give written notice to exercise said option six months prior to the expiration of this lease term and shall not be in default of any terms or conditions of this lease.

                                                                     EXHIBIT "A"


                                            LANDLORD: CROW SPARKS ASSOCIATES TWO

                                            TENANT:   DAMON DISTRIBUTING CO.


                               LEGAL DESCRIPTION

21,600 square feet, more or less, of office and warehouse space as outlined in red on the attached site plan. The premises described are commonly known and designated as 822 Packer Way, Building "C", East Glendale Business Center, Sparks, Nevada.

                                                       ATTACHMENT TO EXHIBIT "A"


                                   [SITE MAP]

                                                                     EXHIBIT "B"


                                            LANDLORD: CROW SPARKS ASSOCIATES TWO

                                            TENANT:   DAMON DISTRIBUTING CO.



                                 SPECIFICATIONS


INTERIOR IMPROVEMENTS: Landlord will construct at its own expense approximately 700 square feet of office area. This area will include three private offices, a storage room, a reception area and two restrooms.

The office area would have the following finishes:

     -- heating, ventilation and air conditioning throughout
     -- acoustical tile ceiling
     -- fire sprinklers
     -- recessed fluorescent lighting (standard office footcandle)
     -- painted walls (insulation in all perimeter and restroom walls)
     -- carpeted offices
     -- vinyl asbestos tile in all other areas, color selection by Tenant -- convenient electrical and telephone outlets
     -- 3' x 7' solid core wood doors and metal door frames
     -- electrical service, 200 amps of 120/208 volt power
     -- separate gas and electric meters
     -- sheet vinyl in restrooms
     -- restrooms to contain:

        men       one sink, one water closet
        women     one sink, one water closet

In addition, Landlord will construct, at its own expense, a room of approximately 1,200 square feet. This room will have the following finishes:

     -- 10 foot ceiling height
     -- sheetrock walls and ceilings
     -- surface mounted fluorescent lights
     -- all walls painted (one coat semi-gloss paint)
     -- electrical power to the facility
     -- sealed concrete floor with two floor drains (as shown on the enclosed floor plan)
     -- hot and cold running water to be provided in four locations as shown on the attached floor plan)
     -- Tenant agrees to construct at its own expense, a sloped concrete floor within this room
     -- Tenant agrees to install in this room all electrical and plumbing connections necessary to its bottling operation.

The warehouse will have the following finishes:

     -- sealed concrete floor
     -- continuous strip fluorescent lights
     -- gas space heating
     -- full height sheetrock demising walls.

EXTENSION AGREEMENT to be attached to and form a part of Lease (which together with any amendments, modifications and extensions hereto are hereinafter called the Lease), made the 21st day of December, 1982

     Between           Crow Sparks Associates Two                      as Lessor

     and               Damon Distributing Co., a Nevada Corporation
                                                                       as Lessee
covering the premises known as:

     822 Packer Way, Sparks, Nevada 89431

WITNESSETH that the Lease is hereby renewed and extended for a further term of Sixty (60) months to commence on the First day of February, 1988 and to end on the Thirty-first day of January, 1993, on condition that Lessor and Lessee comply with all the provisions of the covenants and agreements contained in the lease, except:

1) Monthly rental shall be $5,184.00 inclusive of Tenant's share of any and all (a) taxes, assessments, levies, charges, or similar items, (b) insurance, and (c) common area maintenance, referred to in the Lease.

2)   Month one (1) of the renewal term shall be free of rent.

3) Crow Sparks Associates Two will return to Damon Distributing Company the Security Deposit in the amount of $3,888.00 upon commencement of the renewal term.

4) Landlord will at his sole cost and expense, construct improvements to the Premises at 822 Packer Way, Sparks, Nevada per the quote given by Wilford Construction Company on September 2, 1987. (Attached as Exhibit "B" hereto).
================================================================================
IN WITNESS WHEREOF, the parties hereto have signed and sealed this extension agreement this 20th day of November, 1987.
               ----        --------

WITNESS:                                          Crow Sparks Associates Two
                                                  ------------------------------
                                                             LESSOR

[ILLEGIBLE SIGNATURE]                             By /s/ Richard C. Decker
-----------------------------                     ------------------------------
                                                              AGENT

ATTEST:                                           DAMON DISTRIBUTING COMPANY
                                                  ------------------------------
                                                             LESSEE

/s/ JoAnn Christensen                             By [ILLEGIBLE SIGNATURE]
-----------------------------                     ------------------------------
                                                               TITLE

                                                                     EXHIBIT "B"


                                            LANDLORD: Crow Sparks Associates Two

                                            TENANT:   Damon Distributing Co.


                                 SPECIFICATIONS

Landlord will at his sole cost and expense, construct improvements to the Premises at 822 Packer Way, Sparks, Nevada as follows:

-- Upgrade Heating System                                 $ 1,785.00
-- R-11 Ceiling Insulation                                    449.00
-- Replace carpet and base                                    645.00
-- Insulate 96 square feet (blown insulation)                 260.00
-- paint interior offices                                     806.00
-- Ceramic tile floor (bottling room)                       4,000.00
-- Add two (2) new offices                                  6,480.00
-- Labor                                                      672.00
                                                          ----------
   Sub total                                               15,097.00

   Profit & Overhead                                        1,509.70
                                                          ----------
   TOTAL                                                  $16,606.70

                              EXTENSION AGREEMENT

EXTENSION AGREEMENT to be attached to and form a part of the Lease (which together with any amendments, modifications and extensions hereto are hereinafter called the Lease), made the 21st day of December, 1982

     Between Packer Way II, Limited Partnership                 As Lessor
     (Formerly known as Crow Sparks Associates Two)

     And Damon Distributing Co., a Nevada Corporation           As Lessee

covering the premises known as 822 Packer Way, Sparks, Nevada. WITNESSETH that the Lease is hereby renewed and extended for a further term of thirty six (36) months to commence on the first day of February, 1993, and to end on the thirty-first day of January, 1996.

Lessor and Lessee comply with all the provisions of the covenants and agreements contained in the Lease.

Commencing June 1, 1990, Monthly rental for the premises shall be FIVE THOUSAND FIVE HUNDRED AND EIGHT DOLLARS ($5,508.00) inclusive of Tenant's share of any and all (a) taxes, assessments, levies, charges, or similar items, (b) insurance, and (c) common area maintenance, referred to in the Lease.

Landlord at its sole cost and expense, agrees to construct a new bottling room and floor on the Premises at 822 Packer Way, Sparks, Nevada per the attached drawing (Exhibit A) and specifications (Exhibit B).

IN WITNESS WHEREOF, the parties hereto have signed and sealed this extension agreement this 11th day of April, 1990.

AGREED AND ACCEPTED:

[ILLEGIBLE SIGNATURE]                         [ILLEGIBLE SIGNATURE]
----------------------------------            --------------------------------
Damon Distributing Company                    Packer Way II, Limited Partnership

President                                     Agent
----------------------------------            --------------------------------
Title                                         Title

EXTENSION AGREEMENT to be attached to and form a part of Lease (which together with any amendments, modifications and extensions hereto are hereinafter called the Lease), made the 21st day of December, 1982

          Between   Packer Way II Limited Partnership, as Lessor

          And Damon Industries, a Nevada Corporation, (Formerly Damon Distributing Company) as Lessee

covering the premises known as: 822 Packer Way, Sparks, Nevada

WITNESSETH that the Lease is hereby renewed and extended for a further term of thirty-six (36) months to commence on the 1st day of February, 1996, and to end on the 31st day of January, 1999, on condition that Lessor and Lessee comply with all the provisions of the covenants and agreements contained in the Lease except that:

          Monthly Rental for the Premises shall be as follows:

               February 1, 1996 -- January 31, 1999 -- $6,480.00 per month
               ($.30 SF/month) inclusive of Lessee's share of any and all (a) taxes, assessments, levies, charges, or similar items, (b) insurance, and (c) common area maintenance, referred to in the Lease.

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this Extension Agreement this 25th day of January, 1993.
                              ----        -------



     AGREED AND ACCEPTED:

                [ILLEGIBLE SIGNATURE]                DOUGLAS S. DAMON
               ----------------------------------  --------------------------
               PACKER WAY II LIMITED PARTNERSHIP   DAMON INDUSTRIES,
                                                   A NEVADA CORPORATION

                Agent                              PRESIDENT
               ----------------------------------  --------------------------
               TITLE                               TITLE

               1-25-93                             1/22/93
               ----------------------------------  --------------------------
               DATE                                DATE

                 FOURTH EXTENSION AGREEMENT TO LEASE AGREEMENT

     THIS FOURTH EXTENSION TO LEASE AGREEMENT is entered into as of the 11th day of July, 1997 by and between SECURITY CAPITAL INDUSTRIAL TRUST (the "Landlord") and DAMON INDUSTRIES (the "Tenant").

                              W I T N E S S E T H:
                            -----------------------

     WHEREAS, Landlord (or its predecessor-in-interest) and Tenant have entered into a Lease, dated as of the 21st day of December, 1982, as amended by those certain Extension Agreements, dated the 20th day of November, 1987, 10th day of April, 1990, and 25th day of January 1993, respectively, pursuant to which Landlord leased to Tenant certain premises located at 822 Packer Way, Sparks, Nevada (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease on the terms and conditions set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

1. The term of the Lease is extended for thirty-six (36) months, commencing on February 1, 1999 and continuing through and including January 31, 2002 (the "Extension Period").

2. Monthly Base Rent during the Extension Period shall be Six Thousand Two Hundred Sixty-four and no/100 ($6,264.00) per month ($.29 per square foot per month Triple Net).

3. The estimated monthly Basic Operating Costs for the Extension Period will be determined based on the 1999 Estimated Operating Expenses, prepared by Landlord, or its agents.

4. For purposes of calculating the Basic Operating Cost of the Premises, Tenant's Proportionate Share for the Premises shall be 50% for the Building, and 20.79% for the Project.

5. Tenant will take the Premises in its "as-is" condition.

6. Landlord and Tenant hereby acknowledge and agree that upon full execution of this Fourth Amendment, the Lease Guarantee provided by Douglas S. Damon for the Lease dated the 21st day of December, 1982, shall no longer be in effect and shall thereby be deemed null and void.

7. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under the Lease or this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction of undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

8. Except as otherwise specifically modified herein, all defined terms used in this Fourth Extension Agreement shall have the same respective meanings as provided for such defined terms in the Lease.

9. Except as herein amended, the terms and conditions of the Lease and any amendments thereto, shall continue in full force and effect and the Lease (and any amendments thereto) as amended herein is hereby ratified and affirmed by Landlord and Tenant. Exhibit A attached to this Fourth Extension Agreement is made a part hereof for all purposes.

10. This Fourth Extension Agreement shall be construed under and enforceable in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have signed this Fourth Extension Agreement to Lease Agreement in multiple counterparts, each of which shall have the force and effect of an original.

DAMON INDUSTRIES                SECURITY CAPITAL INDUSTRIAL TRUST
a Nevada corporation            a Maryland real estate investment trust

By: /s/ Douglas S. Damon        By: /s/ Ned K. Anderson
-------------------------       -----------------------------------

Name: Douglas S. Damon          Name: Ned K. Anderson
-------------------------       -----------------------------------
Title: President                Title: Senior Vice President
-------------------------       -----------------------------------

                       FIFTH AMENDMENT TO LEASE AGREEMENT

     THIS FIFTH AMENDMENT TO LEASE AGREEMENT is entered into as of the 21st day of September, 2000 by and between PROLOGIS TRUST, formerly known as SECURITY CAPITAL INDUSTRIAL TRUST, (the "Landlord") and DAMON INDUSTRIES (the "Tenant").

                              W I T N E S S E T H:

     WHEREAS, Landlord (or its predecessor-in-interest) and Tenant have entered into a Lease, dated as of the 21st day of December, 1982, as amended by those certain Extension Agreements dated the 20th day of November, 1987, the 10th day of April, 1990, the 25th day of January 1993 and the 11th day of July 1997, respectively, pursuant to which Landlord leased to Tenant certain premises located at 822 Packer Way, Sparks, Nevada (such lease, as heretofore and hereafter modified, being herein referred to as the "Lease").

     WHEREAS, Landlord and Tenant desire to extend the Lease on the terms and conditions set forth below:

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Landlord and Tenant agree as follows:

     1. The Lease is hereby amended by expanding the leased premises by approximately 7,200 square feet ("Expansion Premises") more commonly known as 820 Packer Way, Sparks, NV.

     2. The term for the Expansion Premises will commence on August 1, 2000 and continuing through and terminating on January 31, 2002.

     3. Effective on the Expansion Premises Commencement Date, the Monthly Base Rent for the Expansion Premises shall reflect the following:

          August 1, 2000 -- January 31, 2002   $2,376.00/mo. ($0.33 s.f./mo.NNN)

     4. Effective on the Expansion Premises Commencement Date, the estimated monthly Basic Operating Costs for the Expansion Premises shall be the following:

           Property Taxes                 $24.00
           Insurance                      $18.00
           CAM                           $192.00
           Management Fees                $76.00
                                         -------
                                         $310.00


     5. For purposes of calculating the Basic Operating Cost of the Premises, effective on the Expansion Premises Commencement Date, Tenant's Proportionate Share for the Building shall be revised to reflect 100% and Tenant's Proportionate Share for the Project shall be revised to reflect 41.57%.

     6. Landlord agrees to furnish or perform at Landlord's sole cost and expense those items of construction and those improvements to the Expansion Premises (the "Tenant Improvements") specified below and Landlord shall be under no further obligation to perform any other improvements to the Premises or the Expansion Premises.

          Landlord, at Landlord's expense, shall paint the offices, shampoo the carpets, and shall provide an approximately 12' x 14' opening in the demising wall separating the Premises and the Expansion Premises. (Size to be mutually agreed upon.)

     7. Any obligation or liability whatsoever of ProLogis Trust, a Maryland real estate investment trust, which may arise at any time under the Lease or this Amendment or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby, shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of its trustees, directors, shareholders, officers, employees, or agents regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

     8. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

     9. Landlord and Tenant hereby agree that (a) this Amendment is incorporated into and made a part of the Lease, (b) any and all references to the Lease hereinafter shall include this Amendment, and (c) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove.

    10. Tenant represents and warrants that it has not dealt with any broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about the transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this transaction.

     IN WITNESS WHEREOF, the parties hereto have signed this Fourth Amendment to Lease as of the day and year first above written.


DAMON INDUSTRIES                        PROLOGIS TRUST
                                        a Maryland Real Estate Investment Trust


By:    [signature illegible]             By:     /s/ Ned K. Anderson
       ------------------------                  -----------------------------
Name:                                    Name:       Ned K. Anderson
       ------------------------                  -----------------------------
Title:                                   Title:      Managing Director
       ------------------------                  -----------------------------
              (Tenant)                                   (Landlord)



                                       2